SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                          STERLING CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                                 (212) 980-3360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 1999

To the Shareholders of STERLING CAPITAL CORPORATION:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sterling Capital Corporation, a New York corporation (the "Corporation"), will be held on Wednesday, October 27, 1999, at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York, 10022, for the following purposes, all as more fully described in the accompanying Proxy Statement:

               1.   To elect five directors of the Corporation;

               2. To ratify the selection by the Corporation's Board of Directors of Stavisky Knittle Tocci & Goldstein L.L.P., as the Corporation's independent accountants for the year ending December 31, 1999; and

               3. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

           The Board of Directors has fixed the close of business on September 29, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only shareholders of record on such date are entitled to so vote. The transfer books will not be closed.

           Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the Meeting. If you can attend and vote in person, you are invited to do so; but if not, you are urged to submit the enclosed Proxy with your votes marked thereon. You may revoke your Proxy at any time before it is voted. No postage is required if the Proxy is mailed in the United States.

                                             By order of the Board of Directors:
                                             /s/TRACEY R. STEFANO
                                             --------------------
                                             TRACEY R. STEFANO
                                             Corporate Secretary
New York, New York
October 1, 1999

                 You are requested to sign, date and return the
                  accompanying Proxy in the enclosed envelope.

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 1999
                               ------------------

           This Proxy Statement is furnished to the shareholders of Sterling Capital Corporation, a New York corporation (the "Corporation"), in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, October 27, 1999 at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York 10022, and at all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of the Meeting.

           Only shareholders of record at the close of business on September 29, 1999 will be entitled to notice of and to vote at the Meeting. At such date the outstanding voting securities of the Corporation consisted of 2,500,000 shares of Common Stock, par value $1.00 per share, each share having one vote.

           This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about October 1, 1999.

           The enclosed Proxy is solicited by the Board of Directors. Any shareholder giving such Proxy has the power to revoke it at any time before it is exercised by giving written notice to the Corporation bearing a later date than the Proxy, by submission of a later dated proxy, or by voting in person at the Meeting, which any shareholder may do whether or not he or she has previously given a proxy. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted (i) FOR the election of all the nominees for directors, and (ii) FOR the ratification of the selection by the Corporation's Board of Directors of Stavisky Knittle Tocci & Goldstein L.L.P., as the Corporation's independent public accountants for the year ending December 31, 1999.

         Mr. Walter Scheuer, the Chairman of the Board of Directors and controlling shareholder of the Corporation, and Mr. Wayne S. Reisner, the President of the Corporation, and Gaymark Associates, the largest shareholder of record of the Corporation, have advised the Corporation that they intend to vote all shares which they are entitled to vote in favor of the election of all the nominees for directors and in favor of the ratification of the selection of Stavisky Knittle Tocci & Goldstein L.L.P., as the Corporation's independent public accountants, which assures the passage of these proposals since such shares constitute more than 50% of the Corporation's outstanding Common Stock. See "Security Ownership of Directors and Officers, and Other Principal Holders of the Corporation's Voting Securities."

         The Corporation will furnish, without charge, a copy of the Corporation's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022, telephone number (800) 949-3456, Attention: Tracey R. Stefano.

                              ELECTION OF DIRECTORS

           A board of five directors is to be elected at the Meeting to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified. To be elected, each nominee for director must receive a plurality of the votes cast at the Meeting by the holders of shares entitled to vote, provided that a quorum (consisting of one-third of the total number of outstanding shares of Common Stock) is present. Under applicable New York law, in tabulating the vote with regard to the election of directors, broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote.

           Each of the nominees listed below has advised the Corporation that he will serve if elected. The Corporation does not expect that any of such nominees will be unavailable for election, but if that should occur before the Meeting, the persons named in the proxy will have the right to vote for a substitute nominee if designated by the Corporation's Board of Directors.

           Set forth below are the names and ages of the nominees, their positions in the Corporation, if any, and their principal occupations at present and during the past five years. Mr. Eliasberg, Mr. Floor and Mr. Scheuer have been directors since 1980; Mr. Kingsley has been a director since 1984; and Mr. Scherl has been a director since 1994. The term of each of the present directors will expire upon the election of the directors at the Meeting.

Name and Position
with the Corporation                   Present Principal Occupation                           Age
--------------------                   ----------------------------                           ---
Jay Eliasberg*+                        Private Investor  (1)                                   79
    Director
Arthur P. Floor+                       Energy Consultant(2)                                    75
    Director
Nathan Kingsley+                       President, Total Communications                         72
    Director                           International, a media consulting firm (3)
Archer Scherl                          Private Investor (4)                                    68
    Director
Walter Scheuer*++**                    Private Investor and Chairman of the                    77
    Chairman of the Board              Board of the Corporation (5)

*  Member of the Executive Committee.
** Member of the Investment Committee.
+  Member of the Audit Committee.
++ Mr. Scheuer may be deemed an "interested person" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

           (1) Mr. Eliasberg has been a private investor for more than the past five years.

           (2) Mr. Floor has held his present position for more than the past five years.

           (3) Mr. Kingsley has held his present position for more than the past five years.

           (4) Mr. Scherl has been a private investor for more than the past five years.

           (5) Mr. Scheuer has held his present position with the Corporation since October 28, 1980. Mr. Scheuer, since March, 1989, has been the controlling shareholder of Manchester Capital Corporation ("Manchester"), an investment adviser registered under the Investment Advisers Act of 1940.

           None of the nominees is a director of any public corporation other than the Corporation.

           The Audit Committee is charged with, among other things, the duties of recommending to the Board of Directors the selection, retention or termination of the independent auditors, reviewing the overall scope of the audit of the Corporation's financial statements with the Corporation's independent public accountants, reviewing the Corporation's financial statements and results of the audit and examining the Corporation's internal financial and operational controls and organization. The Audit Committee met once in 1998.

           The Corporation has no standing nomination, compensation or similar committee.

           During the year ended December 31, 1998, three meetings of the Board of Directors were held. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.


                         SECURITY OWNERSHIP OF DIRECTORS
                    AND OFFICERS, AND OTHER PRINCIPAL HOLDERS
                     OF THE CORPORATION'S VOTING SECURITIES

           The following table sets forth information concerning the shares of the Corporation's Common Stock beneficially owned by the directors, the executive officers identified in the Compensation Table, all directors and officers of the Corporation as a group without naming them, and each person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common Stock as at August 31, 1999. The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022. The address of Gaymark Associates and Wayne S. Reisner is 635 Madison Avenue, New York, New York 10022. The address of each of Marge P. Scheuer, Jeffrey Scheuer, Susan Scheuer and Judith Scheuer is c/o Walter
Scheuer, 635 Madison Avenue, New York, New York 10022. The address of Richard Kaufman is 5 Richardson Court, Marlboro, New Jersey 07746.

                                                               Amount and Nature               Percent
           Name of Beneficial Owner                           of Beneficial Owner              of Class
           ------------------------                           -------------------             ---------
           Jay Eliasberg*                                              None                        -
           Arthur P. Floor*                                            None                        -
           Gaymark Associates                                     1,911,696 (a)                 76.5%
           Nathan Kingsley*                                            None                        -
           Archer Scherl*                                              None                        -
           Walter Scheuer*                                        2,068,296 (b)                 82.7%
           Wayne S. Reisner                                         406,393 (c)                 16.3%
           Richard Kaufman                                          513,893 (d)                 20.6%
           Marge P. Scheuer                                         221,397 (e)                  8.9%
           Jeffrey Scheuer                                          653,644 (f)                 26.1%
           Susan Scheuer                                            450,122 (g)                 18.0%
           Judith Scheuer                                           352,704 (h)                 14.1%
           All Directors and Executive Officers
           as a Group consisting of 6 persons                     2,068,296 (i)                 82.7%

---------------
* Member of the Board of Directors of the Corporation.

           (a) Of the 1,911,696 shares (approximately 76.5% of the Corporation's outstanding Common Stock) owned of record by Gaymark Associates ("Gaymark"), a limited partnership, of which Windy Gates Corporation ("Windy Gates") is the general partner and Mr. Walter Scheuer is a limited partner, 18,032 shares are held for Windy Gates, 346,529 shares are held for Mr. Scheuer (see note (b) below), 166,797 shares are held for Marge P. Scheuer, Mr. Scheuer's wife (see note (e) below), 34,068, 482,976, 204,097 and 200,904 shares, respectively, are held for the four children of Mr. Scheuer (see notes (f), (g), and (h) below), 54,600 shares are held for a revocable trust for the benefit of three of Mr. Scheuer's children, 302,693 shares are held for seven trusts for the benefit of seven of Mr. Scheuer's grandchildren, and 101,000 shares are held for Mrs.
Marcelle Halpern. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Gaymark do not include 122,696 shares which Gaymark has an option to acquire. Windy Gates is a New York corporation of which Mr. Scheuer is President, a director and a shareholder. The other shareholders of Windy Gates are Mr. Scheuer's wife and four children. Mr. Reisner is a Vice President and director of Windy Gates. Mr. Scheuer acts as attorney-in-fact for the persons for whom the aforementioned shares of the Corporation's Common Stock are held by Gaymark, and Mr. Scheuer is a trustee of each of the aforementioned trusts. Windy Gates, as the general partner of Gaymark, has the sole power to vote the aforementioned shares of the Corporation's Common Stock owned by Gaymark.

           (b) Of the 2,068,296 shares of which Mr. Scheuer may be deemed to be a beneficial owner, 346,529 shares (approximately 13.9% of the Corporation's outstanding Common Stock) are held for his account by Gaymark as described in note (a) above. Also as described in note (a) above, Gaymark holds 18,032 shares for the account of Windy Gates, an aggregate of 922,045 shares for the accounts of Mr. Scheuer's four children, 54,600 shares for the account of a revocable trust, the beneficiaries of which are three of Mr. Scheuer's children, 302,693 shares for the account of seven trusts, the beneficiaries of which are Mr. Scheuer's grandchildren, and 166,797 shares for the account of Mr. Scheuer's wife. In addition, an aggregate of 156,600 shares are held directly by two trusts, the beneficiaries of which are two of Mr. Scheuer's grandchildren. Since Mr. Scheuer acts as attorney-in-fact for such persons and as trustee for such trusts and is President of Windy Gates, he also may be deemed to be a beneficial owner of such 1,620,767 shares. In addition, Gaymark holds 101,000 shares for Mrs. Halpern, for whom Mr. Scheuer acts as attorney-in-fact. Mr. Scheuer may be deemed to be a beneficial owner of all of such shares. Except to the extent that Mr. Scheuer may be deemed to be a beneficial owner by virtue of voting or shared investment power as set forth above, Mr. Scheuer disclaims any beneficial ownership in the 1,510,567 shares owned of record by Gaymark and not held for his account and for the account of the revocable trust identified above, and in the 156,600 shares held directly by two trusts for the benefit of two of his grandchildren. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Mr. Scheuer do not include 122,696 shares which Gaymark has an option to acquire.

           (c) Of the 406,393 shares of which Mr. Reisner may be deemed to be a beneficial owner, 195,193 shares are held by Gaymark for the accounts of certain of the trusts for the benefit of Mr. Scheuer's four grandchildren as identified in note (b) above, 54,600 shares are held by Gaymark for the account of the revocable trust identified in note (b) above, and 156,600 shares are directly held by two trusts for the benefit of two of Mr. Scheuer's grandchildren, as identified in note (b) above. Since Mr. Reisner acts as trustee for such trusts, he may be deemed a beneficial owner of such 406,393 shares. Except to the extent that Mr. Reisner may be deemed to be a beneficial owner by virtue of shared investment power as set forth above, Mr. Reisner disclaims any beneficial ownership in all such shares.

           (d) Of the 513,893 shares of which Mr. Kaufman may be deemed to be a beneficial owner, 302,693 shares are held by Gaymark for the accounts of seven trusts for the benefit of Mr. Scheuer's seven grandchildren as identified in note (b) above, 54,600 shares are held by Gaymark for the account of the revocable trust identified in note (b) above, and 156,600 shares are directly held by two trusts for the benefit of two of Mr. Scheuer's grandchildren, as identified in note (b) above. Since Mr. Kaufman acts as trustee for such trusts, he may be deemed a beneficial owner of such 513,893 shares. Except to the extent that Mr. Kaufman may be deemed to be a beneficial owner by virtue of shared investment power as set forth above, Mr. Kaufman disclaims any beneficial ownership in all such shares. Mr. Kaufman was Executive Vice President of the Corporation until July 27, 1999.

           (e) Of the 221,397 shares of which Mrs. Scheuer may be deemed to be a beneficial owner, 166,797 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of three of her children, which trust's shareholdings in the Corporation are described in note (b) above, of which trust Mrs. Scheuer is a trustee. Mrs. Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trust.

           (f) Of the 653,644 shares of which Jeffrey Scheuer, a son of Mr. Scheuer, may be deemed to be a beneficial owner, 482,976 shares are held for his account by Gaymark and (i) 111,668 shares are held by Gaymark for the account of two trusts for the benefit of Jeffrey Scheuer's children and (ii) 59,000 shares are held directly by a trust for the benefit of one of Jeffrey Scheuer's children, which trusts' shareholdings in the Corporation are described in note
(b) above, of which trusts Jeffrey Scheuer is a trustee. Jeffrey Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

           (g) Of the 450,122 shares of which Susan Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 204,097 shares are held for her account by Gaymark, 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Susan Scheuer and two of her siblings, and
(i) 93,825 shares are held by Gaymark for the account of three trusts for the benefit of Susan Scheuer's children and (ii) 97,600 shares are held directly by a trust for the benefit of one of Susan Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Susan Scheuer is a trustee. Susan Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

           (h) Of the 352,704 shares of which Judith Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 200,904 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Judith Scheuer and two of her siblings, and 97,200 shares are held by Gaymark for the account of two trusts for the benefit of Judith Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Judith Scheuer is a trustee. Judith Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

           (i) The computation of 2,068,296 shares reported in this column includes all shares which may be deemed to be beneficially owned as described in the foregoing notes, but eliminates the duplication that would arise from including more than one beneficial owner of the same shares. Such shares do not include 122,696 shares which Gaymark has an option to acquire.

                               EXECUTIVE OFFICERS

           The following table sets forth the names and ages of all executive officers of the Corporation and their positions with the Corporation.

                 Name                                 Position                      Age
                 ----                                 --------                      ---
           Walter Scheuer              Chairman of the Board of Directors (1)        77

           Wayne S. Reisner            President (2)                                 49

------------------
(1) For additional information as to Mr. Scheuer see "Election of Directors".

(2) Mr. Reisner has been President since March 15, 1993. Mr. Reisner was Executive Vice President of the Corporation from July, 1988 to March, 1993 and was Vice President from November, 1985 to July, 1988. He has been employed by the Corporation since August, 1985. Mr. Reisner also has been a Vice President and a Director of Windy Gates since March 15, 1993. Mr. Reisner has been a Director and President of Manchester since December 9, 1988 and March 1, 1989, respectively.

           The officers of the Corporation are elected or appointed by the Board of Directors to hold office until the meeting of the Board of Directors following the next annual meeting of shareholders. Subject to the right of the Corporation to remove officers pursuant to its by-laws, officers serve until their successors are chosen and have qualified.


                             EXECUTIVE COMPENSATION

           The following table sets forth the aggregate compensation paid or accrued by the Corporation during its fiscal year ended December 31, 1998 to the executive officers of the Corporation whose aggregate compensation for such year exceeded $60,000 and to all executive officers as a group.

                                                            COMPENSATION TABLE

                                                                    Pension or Retirement
                                                                        Benefit Accrued         Estimated
                           Capacities in which       Aggregate        During Registrant's     Annual Benefit
Name of Person            Remuneration Received     Remuneration       Last Fiscal Year       Upon Retirement
--------------           ------------------------  -------------   -----------------------   ----------------
Wayne S. Reisner         President                   $78,000                 N/A                  $54,600

Richard I. Kaufman       Executive
                         Vice President (1)          $70,000                 N/A                  $49,000

---------------

(1) Mr. Kaufman was Executive Vice President of the Corporation until July 27, 1999.

* The officers received certain benefits from the Corporation not disclosed in this Table in an amount equal to less than 10% of the amount received by such officers as cash compensation.

          For the year ended December 31, 1998, Mr. Eliasberg, Mr. Floor, Mr. Kingsley and Mr. Scherl were each paid $10,000 for their services as directors. Mr. Scheuer was not compensated separately for his duties as a director of the Corporation. Each director of the Corporation was also paid his expenses, if any, for attendance at each meeting of the Board of Directors.

                                RETIREMENT PLANS

           The foregoing Summary Compensation Table does not include any contribution, payment or accrual under a qualified non-contributory retirement plan (the "Retirement Plan") maintained by the Corporation, as such amounts cannot readily be separately or individually calculated. Mr. Reisner participates and Mr. Kaufman participated in the Retirement Plan. An eligible employee or his survivor will be entitled under the Retirement Plan to receive, upon retirement, death or disability, monthly payments based upon formulas relating benefits to salary and years of credited service, which is generally determined by averaging the final three years of compensation prior to retirement. Salaries reported in the foregoing Summary Compensation Table are substantially identical to compensation covered by the Retirement Plan ("Covered Compensation").

           The following table sets forth, for purposes of illustration, the estimated annual retirement benefit payable under the Retirement Plan as a straight life annuity, upon retirement to participants of specified Covered Compensation and years of credited service who are fully vested (seven years of service). Messrs. Reisner and Kaufman had 12 and 19 years, respectively, of credited service under the plan as of December 31, 1998. All calculations assume retirement at age 65 (normal retirement age).

         Total Covered                          Estimated Annual Benefits Upon Retirement
         Compensation                                       Based on Service of:

                                                                                   25 Years
                                               15 Years          20 Years          and over
                                               --------          --------          --------
           $ 50,000 .................          $ 21,000          $ 28,000          $ 35,000
           $ 75,000 .................            31,500            42,000            52,500
           $100,000 .................            42,000            56,000            70,000
           $125,000 .................            52,500            70,000            87,500
           $150,000 .................            63,000            84,000           105,000
           $175,000 .................            67,200            89,600           112,000
           $200,000 or more .........            67,200            89,600           112,000


                              CERTAIN TRANSACTIONS

             Effective July 1, 1994,  Windy Gates, a privately held  corporation owned by Mr. Scheuer and members of his family and the General Partner of Gaymark, entered into a lease on the premises at 635 Madison Avenue, New York, New York. Gaymark owns 1,911,696 shares (approximately 76.5%) of the Corporation's Common Stock. Mr. Reisner is an officer and director of Windy Gates. Windy Gates entered into a sublease with the Corporation for a portion of its leased office space. The term of the sublease expires on June 30, 2004.

           The rental obligations for the aforementioned premises are allocated between the Corporation, on the one hand, and Mr. Scheuer and Windy Gates, on the other hand, on the basis of each party's use of this space. For the use of their respective portions of such space, the Corporation and Mr. Scheuer paid or accrued approximately $21,000 and $322,000, respectively, for 1998, and paid or accrued approximately $10,300 and $161,000 respectively, for the six months ended June 30, 1999.

           Incidental to the sublease arrangements described above, the Corporation and Mr. Scheuer have allocated certain of the expenses incurred in connection with each party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. In connection with the allocation of expenses incurred with respect to the use of such services, the Corporation and Mr. Scheuer paid or accrued approximately $97,000 and $531,000, respectively, for 1998, and $52,000 and $277,000, respectively, for the six months ended June 30, 1999. In addition, during such period certain persons who were also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation directly from Mr. Scheuer. See "Election of Directors" and "Security Ownership of Directors and Officers, and Other Principal Holders of the Corporation's Voting Securities".


                            RATIFICATION OR REJECTION
                           OF SELECTION OF ACCOUNTANTS

           The Board of Directors of the Corporation has selected Stavisky Knittle Tocci & Goldstein L.L.P., to act as the independent public accountants to audit and report on the financial statements of the Corporation for the year ending December 31, 1999. Pursuant to the provisions of the 1940 Act, a majority of those members of the Board of Directors who are not "interested persons" of the Corporation have, by a vote cast in person at a meeting of said Board, voted in favor of such selection of Stavisky Knittle Tocci & Goldstein L.L.P., as the Corporation's independent public accountants. This selection is being submitted for ratification or rejection by shareholders and, to be effective, must be approved by a majority of the issued and outstanding shares of the Corporation's Common Stock.

           A representative of Stavisky Knittle Tocci & Goldstein L.L.P., is expected to be present at the Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

           Proposals by shareholders intended for inclusion in the Corporation's proxy statement for the next Annual Meeting (to be held in 2000) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Corporation on or before June 3, 2000 in order to be eligible for inclusion in the Proxy Statement and Proxy for that meeting. In order for proposals by shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporation on or before August 17, 2000.

                             ADDITIONAL INFORMATION

           Decisions to buy and sell securities for the Corporation are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of the Corporation are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.

           Research services furnished by brokers through which the Corporation effects securities transactions may be used by employees and directors in connection with their duties to Mr. Scheuer, members of his family and associates and to Manchester. Research services furnished to employees by brokers in connection with their duties to Mr. Scheuer, members of his family and associates and to Manchester may be used by such employees in connection with their duties to the Corporation.

                                     GENERAL

           The Corporation will bear the entire expense of the solicitation of proxies by use of the mails, and some of the officers and employees of the Corporation may solicit proxies personally or by telephone, telegraph or cable, the cost of which will be nominal. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

           The Board of Directors knows of no business that will be presented for action at the Meeting in addition to the matters specified in the accompanying notice of the Meeting. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxy.

           It is important that proxies be returned promptly. Therefore, shareholders are requested to complete, sign and date the accompanying proxies and to return them promptly in the enclosed envelope.


                                             By order of the Board of Directors:

                                             /s/TRACEY R. STEFANO
                                             --------------------
                                             TRACEY R. STEFANO
                                             Corporate Secretary
New York, New York
October 1, 1999

                                 REVOCABLE PROXY
                          STERLING CAPITAL CORPORATION

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

              PROXY Solicited by the Board of Directors for Annual
                   Meeting of Shareholders, October 27, 1999

  The undersigned hereby appoints Walter Scheuer, Wayne Reisner and Michael Carey and each of them, each with power to appoint a substitute, and with authority to each to act in the absence of the other, the Proxies and Proxy of the undersigned to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sterling Capital Corporation (the "Corporation") to be held on October 27, 1999 and all adjournments or postponements thereof.

  The Board of Directors recommends a vote FOR the election of Directors and FOR
Item 2 following.

1. ELECTION OF DIRECTORS:

   J. Eliasberg      A.P. Floor
   N. Kingsley       A. Scherl
   W. Scheuer

                 [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the selection by the Board of Directors of Stavisky Knittle Tocci and Goldstein, L.L.P., as the Corporation's independent public accountants for the year ending December 31, 1999.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

3. In their discretion, upon any other matter which may properly come before said Meeting or any adjournment or postponement thereof.

  The shares represented by this Proxy are to be voted in accordance with any specification made above. Where no specification is given, Proxies will be voted FORthe election of all nominees for directors and FOR the proposal in item 2.

  Receipt of the Notice of said Meeting and the related Proxy Statement is hereby acknowledged.

  (Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing and where more than one is named, a majority should sign.)

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                    _________________________________________
                             Stockholder sign above

                    _________________________________________
                          Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                          STERLING CAPITAL CORPORATION

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY